ALLIANCE TECHNOLOGY FUND

ANNUAL REPORT
NOVEMBER 30, 1995



LETTER TO SHAREHOLDERS                                 ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

January 11, 1996

Dear Shareholder:

We are pleased to provide you with an update of Alliance Technology Fund's performance and investment activity during its annual reporting period ended November 30, 1995. During the period, the Fund provided shareholders with superior relative investment performance; the following table compares your Fund's total returns with that of the overall U.S. stock market, represented by the S&P 500-stock Index, and with the Pacific Stock Exchange (PSE) High-Tech Index (complete descriptions of these unmanaged benchmarks appear on page 4):


                    Twelve Months Ended November 30, 1995
                               Total Return    Ending NAV
                               ------------    ----------
   ALLIANCE TECHNOLOGY FUND
     Class A                      +61.63%        $46.64
     Class B                      +60.95%        $45.76
     Class C                      +60.98%        $45.77

   S&P 500                        +36.95%
   PSE HIGH-TECH INDEX            +57.30


The Fund's total returns are based on the net asset values of each class of shares as of November 30; additional investment results appear on page 3. Also provided on page 4 is a chart that shows the performance of a hypothetical $10,000 initial investment in Alliance Technology Fund Class A shares over a 10-year period through the end of November.

ECONOMIC CONDITIONS
From an economic perspective, worldwide economies continue to support a healthy environment for spending on technology products and services. In the U.S., moderating economic growth accompanied by low inflation and declining interest rates has motivated corporations to improve productivity and reduce costs to remain competitive. Internationally, Europe has seen improving technology spending despite currently sluggish economies as both the corporate and consumer appetite for technology is increasing. In Japan, aggressive pricing by local suppliers has accelerated the demand elasticity for technology products in an otherwise slow economy. Elsewhere, the low penetration of technology and ongoing industrialization are driving strong demand.

PORTFOLIO STRATEGY
From a stock market perspective and after an almost unprecedented fifteen-month uptrend, technology stocks hit some choppy waters this fall. Essentially, the strong fundamental and stock price performance of this sector pushed expectations to unsustainably high levels. The anticipation of Microsoft's Windows 95 pushed these stocks still higher. Since mid September the sector has corrected by 19% from its peak although some technology stocks have declined by as much as 50%. While always painful, these sharp corrections are not atypical for technology stocks. As befits the strong secular fundamentals in this part of the economy, however, these corrections have historically provided rewarding buying opportunities.

As fundamentally oriented investors, we always question whether the superior growth rate of the technology sector will continue. As we examine this issue today, there is nothing to suggest that the pace of technological innovation is slowing. If anything, the wheels of invention are turning faster than ever. Evidence suggests that this environment of constant improvement will expand existing markets while creating new ones. Current examples include the cellular phenomenon, video conferencing, high-speed CD-ROM drives for personal computers, sophisticated video games, two-way paging, direct broadcast TV, digital cameras, credit card readers and the Internet. Another example is in the relatively mundane automobile industry, where the value of electronics will soon exceed the value of steel in the average car. We expect future growth markets to include movies on demand, satellite navigation for autos, speech recognition, electronic commerce, PC video and use of the Internet by the mainstream population as well as the corporate community.

FORCES IN TECHNOLOGY
What we have described is a multitude of mass markets that will be created by the interplay of three forces. The first, as we mentioned, is the continuous and possibly accelerating rate of improvement in many technologies, from semiconductors to software to communications. The second force is the increasing computer literacy of the general population; specifically, young people in the


1



                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

work force who are eager to embrace rather than resist the changes brought about by technology. And third is the vast potential of emerging markets around the world. Many of these economies need-and can now afford-the technology products and services that once were unaffordable.

These factors have all contributed to the emergence of many substantial, franchise-type companies over a short period of time. To illustrate, each of the following has been public less than a decade: 3Com, cisco Systems, Microsoft, Dell, Oracle and Silicon Graphics. There are a number of companies like these with substantial revenues, large customer bases and considerable research budgets that seized opportunities and profited handsomely in very quick fashion. We are convinced there will be many other such success stories in the future.

Another benefit from all this opportunity comes in the form of added stability. Technology markets in the past were dependent on narrow geographies, with fewer products sold to far fewer customers. We believe that as the technology sector becomes more diverse and impacts a larger number of end markets while expanding internationally, the vicious profit cycles of the past should become more moderate (though this is not necessarily the consensus view).

In any event, this does not mean that individual companies will not stumble. In reality, as the universe of corporations pushing the limits of technology is now in the thousands (versus hundreds in the 1980s or dozens in the 1970s), the relative number of failures will doubtless increase. Managements that resist change or fail to expand overseas or lose touch with their customers in this rapidly changing environment will quickly lose ground. More than ever, this profile of collective opportunity in new markets and the continuing risk of individual failure supports the need for a diversified portfolio in the technology sector as well as the professional management of today's many investment choices.

Thank you for your continued interest and investment in Alliance Technology Fund. We look forward to reporting its progress to you again in coming months.

Sincerely,

John D. Carifa
Chairman

Peter Anastos
Senior Vice President

Gerald T. Malone
Senior Vice President


2



INVESTMENT RESULTS                                     ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF NOVEMBER 30, 1995


CLASS A SHARES
                        WITHOUT         WITH
                     SALES CHARGE   SALES CHARGE
                     ------------   ------------
 . One Year              +61.93%        +55.05%
 . Five Years            +35.37%        +34.20%
 . Ten Years             +20.12%        +19.60%

CLASS B SHARES
                        WITHOUT         WITH
                     SALES CHARGE   SALES CHARGE
                     ------------   ------------
 . One Year              +60.95%        +56.95%
 . Since Inception*      +40.06%        +40.62%

CLASS C SHARES
 . One Year              +60.98%
 . Since Inception*      +41.08%


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares-with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); Class C shares are not subject to front-end or contingent deferred sales charges. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception: 5/3/93, Class B and Class C.


3



                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

ALLIANCE TECHNOLOGY FUND
GROWTH OF A $10,000 INVESTMENT:
11/30/85 TO 11/30/95

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
     $0


S&P 500

TECHNOLOGY FUND
CLASS A: $59,876

PSE HIGH-TECH
INDEX

11/30/85
11/30/95


This chart illustrates the total value of an assumed $10,000 investment in Alliance Technology Fund Class A shares after deducting the maximum 4.25% sales charge, and with dividends and capital gains reinvested. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard and Poor's 500-stock Index includes 500 U.S. stocks, and is a common measure of the performance of the overall U.S. stock market.

The unmanaged PSE High-Tech Index is comprised of technology stocks traded on the Pacific Stock Exchange.

When comparing Alliance Technology Fund to the indices shown above, you should note that the Fund's performance reflects the maximum sales charge of 4.25% while no such charges are reflected in the performance of the indices.


Technology Fund
S&P 500
PSE High-Tech Index


4



TEN LARGEST HOLDINGS
NOVEMBER 30, 1995                                      ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

COMPANY                                           VALUE   PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
cisco Systems, Inc.                          $ 30,285,000            4.2%
COMPAQ Computer Corp.                          24,799,500            3.5
Oracle Systems Corp.                           23,821,875            3.3
3Com Corp.                                     22,417,500            3.1
First Data Corp.                               20,590,000            2.9
Applied Materials, Inc.                        20,422,500            2.9
General Motors Corp. Cl.E                      20,200,000            2.8
Informix Corp.                                 17,880,587            2.5
Dell Computer Corp.                            17,700,000            2.5
Ericsson (L.M.) Telephone Co. Cl.B (ADR)       17,503,750            2.4
                                             $215,620,712           30.1%



MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED NOVEMBER 30, 1995
_______________________________________________________________________________

                                                            SHARES*
                                                  ---------------------------
PURCHASES                                          BOUGHT   HOLDINGS 11/30/95
-----------------------------------------------------------------------------
COMPAQ Computer Corp.                             211,000        501,000
Discreet Logic, Inc.                              183,400        366,800
Ericsson (L.M.) Telephone Co. Cl.B (ADR)          425,000        737,000
First Data Corp.                                  150,000        290,000
General Motors Corp. Cl.E.                        200,000        400,000
Glenayre Technologies, Inc.                       290,000        290,000
HBO & Co.                                         146,700        146,700
Hewlett-Packard Co.                               125,000        125,000
Nokia Corp. (ADR)                                 110,000        290,000
Seagate Technology                                150,000        150,000


SALES                                               SOLD    HOLDINGS 11/30/95
-------------------------------------------------------------------------------
Advanced Micro Devices                            180,000             -0-
Alliance Semiconductor Corp.                       88,200             -0-
Chips & Technologies, Inc.                        350,000             -0-
Computer Associates International, Inc.           105,000             -0-
ELS International, Inc.                           169,200             -0-
Expert Software, Inc.                             175,000             -0-
FTP Software, Inc.                                154,200             -0-
Micron Technology, Inc.                            18,000        302,000
Novell, Inc.                                      105,000             -0-
Viacom, Inc. Cl.B.                                 70,000             -0-


*  Adjusted for stock splits.


5



PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995                                      ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
COMMON STOCKS AND OTHER INVESTMENTS-85.9%
COMMUNICATIONS-24.6%
Alantec Corp.                                   152,800   $  6,226,600
Cabletron Systems, Inc.*                        160,000     13,280,000
cisco Systems, Inc.*                            360,000     30,285,000
DSC Communications Corp.*                        11,000        435,875
Ericsson (L.M.) Telephone Co. Cl.B (ADR)(a)     737,000     17,503,750
Fore Systems                                    151,800      8,842,350
Gandalf Technologies, Inc.*                     715,000     12,155,000
General Instrument Corp.*                       130,000      3,331,250
Glenayre Technologies, Inc.                     290,000     16,602,500
HBO & Co.                                       146,700     10,965,825
Newbridge Networks Corp.                        161,000      6,862,625
Nokia Corp. (ADR)(b)                            290,000     15,732,500
Scientific-Atlanta, Inc.                        285,000      4,524,375
Standard Microsystems, Inc.*                    368,000      7,590,000
Westell Technologies                             19,700        256,100
3Com Corp.*                                     490,000     22,417,500
                                                           177,011,250

COMPUTER SOFTWARE & SERVICES-24.3%
Applix, Inc.*                                   110,000      4,496,250
Broadway & Seymour, Inc.*                       852,600     15,986,250
Cerner Corp.                                    184,000      4,899,000
Computer Sciences Corp.*                        101,000      7,347,750
Discreet Logic, Inc.                            366,800     11,187,400
DST Systems, Inc. Delaware                      293,000      8,460,375
First Data Corp.                                290,000     20,590,000
General Motors Corp. Cl.E                       400,000     20,200,000
Informix Corp.*                                 645,800     17,880,587
Maxis, Inc.*                                    125,000      5,125,000
Objective Systems Integrators                    27,400        520,600
Oracle Systems Corp.*                           525,000     23,821,875
Payment Services, Inc.                          147,900      4,159,688
Pixar                                            17,400        709,050
Rational Software Corp.                         299,400      5,276,925
Renaissance Solutions, Inc.*                    145,800      2,478,600
Sierra On-Line, Inc.*                           507,500     17,255,000
Spectrum Holobyte, Inc.*                        295,000      2,544,375
Spyglass, Inc.                                   15,200      1,630,200
                                                           174,568,925

SEMI-CONDUCTORS-11.3%
Altera Corp.*                                   295,300     17,127,400
Atmel Corp.*                                    300,000      9,000,000
Cirrus Logic, Inc.*                             180,000      5,220,000
Intel Corp.                                     270,000     16,436,250
  warrants, expiring 3/16/98 *                   25,000        778,125
Micron Technology, Inc.                         302,000     16,534,500
National Semiconductor Corp.*                   500,000     10,687,500
Oak Technology, Inc.*                           114,000      5,358,000
                                                            81,141,775

COMPUTER SYSTEMS-9.9%
COMPAQ Computer Corp.*                          501,000     24,799,500
Dell Computer Corp.*                            400,000     17,700,000
Diamond Multimedia Systems, Inc.*               103,400      3,489,750
Hewlett-Packard Co.                             125,000     10,359,375
Silicon Graphics, Inc.*                         200,000      7,300,000
Sun Microsystems, Inc.*                          90,000      7,571,250
                                                            71,219,875

SEMI-CONDUCTOR EQUIPMENT-5.3%
Applied Materials, Inc.*                        420,000     20,422,500
Lam Research Corp.*                             246,000     13,468,500
Silicon Valley Group, Inc.                      158,000      4,305,500
                                                            38,196,500

SPECIALIZED ELECTRONICS MANUFACTURING-4.3%
Jabil Circuit, Inc.                             114,500      2,375,875
Sanmina Holdings Corp.*                         253,300     13,076,612
Solectron Corp.*                                368,000     15,640,000
                                                            31,092,487


6



                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

                                            CONTRACTS(C) OR
COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
COMPUTER PERIPHERALS-4.1%
Komag, Inc.*                                     77,000   $  4,090,625
Nimbus Cd International, Inc.                   200,000      1,725,000
Quantum Corp.                                   150,000      2,812,500
Read-Rite Corp.*                                160,000      4,340,000
Seagate Technology*                             150,000      7,912,500
Stormedia, Inc.*                                209,700      8,335,575
                                                            29,216,200

BUSINESS SERVICES-2.1%
Gartner Group, Inc. New                         200,000      8,700,000
Itron, Inc.                                     225,000      6,356,250
                                                            15,056,250

Total Common Stocks and Other Investments
  (cost $407,874,414)                                      617,503,262

PUT OPTION PURCHASED-0.3%
Nasdaq 100 Index expiring March 1996 @ $540
  (cost $4,904,052)                               1,884      2,425,650



                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)        VALUE
----------------------------------------------------------------------
CORPORATE BOND-0.1%
Interactive Light Holdings, Inc.
  8.00%, 2/07/99(d)
  (cost $500,000)                               $   500   $    500,000

COMMERCIAL PAPER-14.3%
American Express Co.
  5.70%, 12/04/95                                26,800     26,787,270
General Electric Credit Corp.
  5.50%, 12/01/95                                25,700     25,700,000
Merrill Lynch & Co., Inc.
  5.79%, 12/07/95                                25,100     25,075,779
Prudential Funding
  5.73%, 12/06/95                                25,000     24,980,104
Total Commercial Paper
  (amortized cost $102,543,153)                            102,543,153

TOTALINVESTMENTS-100.6%
  (cost $515,821,619)                                      722,972,065
Other assets less liabilities-(0.6%)                        (4,438,259)
NETASSETS-100%                                            $718,533,806


*   Non-income producing security.
(a) Country of origin - Sweden.
(b) Country of origin - Finland.
(c) Each contract represents 100 shares.
(d) Illiquid security, valued at fair value (see Notes A & F).

    Glossary:
    ADR - American Depository Receipt

    See notes to financial statements.


7



STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995                                      ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $515,821,619)          $722,972,065
  Cash                                                                   40,776
  Receivable for capital stock sold                                   7,787,848
  Receivable for investment securities sold                           4,975,279
  Dividends and interest receivable                                     155,619
  Total assets                                                      735,931,587

LIABILITIES
  Payable for investment securities purchased                        14,177,149
  Advisory fee payable                                                1,789,937
  Payable for capital stock redeemed                                    806,979
  Distribution fee payable                                              395,132
  Accrued expenses and other liabilities                                228,584
  Total liabilities                                                  17,397,781

NET ASSETS                                                         $718,533,806

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $    155,381
  Additional paid-in capital                                        471,463,236
  Accumulated net realized gain on investments                       39,764,743
  Net unrealized appreciation of investments                        207,150,446
                                                                   $718,533,806

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($398,262,001/
    8,539,100 shares of capital stock issued and outstanding)            $46.64
  Sales charge-4.25% of public offering price                              2.07
  Maximum offering price                                                 $48.71

  CLASS B SHARES
  Net asset value and offering price per share($277,110,609/
    6,056,113 shares of capital stock issued and outstanding)            $45.76

  CLASS C SHARES
  Net asset value, redemption and offering price per share($43,161,196
    /943,066 shares of capital stock issued and outstanding)             $45.77


See notes to financial statements.


8



STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995                           ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                            $3,792,724
  Dividends(net of foreign taxes withheld of $24,380)    446,680  $  4,239,404

EXPENSES
  Advisory fee                                         4,894,844
  Distribution fee - Class A                             864,763
  Distribution fee - Class B                           1,190,729
  Distribution fee - Class C                             215,495
  Transfer agency                                        654,677
  Administrative                                         149,575
  Audit and legal                                        136,510
  Custodian                                              110,046
  Directors' fees                                         86,300
  Printing                                                69,129
  Registration                                            62,154
  Taxes                                                   17,180
  Miscellaneous                                           72,878
  Total expenses                                                     8,524,280
  Net investment loss                                               (4,284,876)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                  44,181,728
  Net change in unrealized appreciation of investments             135,347,622
  Net gain on investments                                          179,529,350

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $175,244,474


See notes to financial statements.


9



STATEMENT OF CHANGES IN NET ASSETS                     ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

                                                     YEAR ENDED    JAN. 1,1994
                                                       NOV. 30,         TO
                                                         1995     NOV. 30,1994*
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $ (4,284,876)  $ (2,212,419)
  Net realized gain on investments and options
    transactions                                     44,181,728     24,742,194
  Net change in unrealized appreciation of
    investments and options                         135,347,622     18,337,186
  Net increase in net assets from operations        175,244,474     40,866,961

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                         (20,080,339)            -0-
    Class B                                          (1,920,276)            -0-
    Class C                                            (617,474)            -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                      337,111,623     11,456,294
  Total increase                                    489,738,008     52,323,255

NET ASSETS
  Beginning of period                               228,795,798    176,472,543
  End of period                                    $718,533,806   $228,795,798


* The Fund changed its fiscal year from December 31 to November 30. See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995                                      ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Technology Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 ('Act') as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange and over-the-counter securities listed on the NASDAQ National Market System are valued at the last reported sales price at the regular close of the New York Stock Exchange. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the closing bid and asked price. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their resale) are valued at their fair value as determined in good faith by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date the securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

5. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
Since net investment losses may not be carried forward to offset future net investment income for tax purposes, at November 30, 1995 the Fund reclassified $4,284,876 from accumulated net investment loss to accumulated net realized gain on investments. This reclass was the result of the Fund's ability to offset net investment losses with short term capital gains for tax purposes. This reclass had no effect on net investment loss, net realized gains and losses and net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. ('the Adviser'), an advisory fee at a quarterly rate equal to 1/4 of 1% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter. The Adviser has agreed, under the terms of the investment advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. No reimbursement was required for the year ended November 30, 1995.

Pursuant to the advisory agreement, the Fund paid $149,575 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 1995.


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $446,934 for the year ended November 30, 1995.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $440,810 from the sale of Class A shares and $367,410 in contingent deferred sales charges imposed upon redemption by shareholders of Class B shares for the year ended November 30, 1995.

Brokerage commissions paid for the year ended November 30, 1995 on securities transactions amounted to $330,748, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ('DLJ') nor to DLJ directly, an affiliate of the Adviser.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,244,048 and $398,864 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Total purchases and sales of investment securities, (excluding short-term investments and options) aggregated $439,879,042 and $202,944,572, respectively, for the year ended November 30, 1995. At November 30, 1995, the cost of securities for federal income tax purposes was $515,901,419. Accordingly, gross unrealized appreciation on investments was $221,044,889 and gross unrealized depreciation on investments was $13,974,243 resulting in net unrealized appreciation of $207,070,646.

For investment and hedging purposes, the Fund purchases put and call options on stock and stock indices that are traded on U.S. securities exchanges and over-the-counter markets. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. For the year ended November 30, 1995, the Fund realized losses of $3,269,001 in options transactions.


12



                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 200,000,000 shares of $0.01 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Class A shares consist of 100,000,000 authorized shares, Class B and Class C each consist of 50,000,000 authorized shares. Transactions in capital stock were as follows:


                                   SHARES                      AMOUNT
                         ------------------------  ----------------------------
                         YEAR ENDED   JAN. 1,1994    YEAR ENDED    JAN. 1,1994
                          NOV. 30,         TO         NOV. 30,         TO
                            1995      NOV.30,1994*      1995      NOV. 30,1994*
                         -----------  -----------  ------------  --------------
CLASS A
Shares sold               5,476,959    3,842,268   $217,962,229   $106,665,695
Shares issued in
  reinvestment of
  distributions             650,071           -0-    18,676,512             -0-
Shares redeemed          (3,934,390)  (4,147,118)  (148,687,714)  (115,921,055)
Net increase(decrease)    2,192,640     (304,850)  $ 87,951,027   $ (9,255,360)

CLASS B
Shares sold               6,758,431      749,801   $273,611,720    $21,356,069
Shares issued in
  reinvestment of
  distributions              50,219           -0-     1,424,212             -0-
Shares redeemed          (1,334,495)    (231,166)   (54,629,325)    (6,446,377)
Net increase              5,474,155      518,635   $220,406,607   $ 14,909,692

CLASS C
Shares sold               1,323,714      514,554   $ 53,165,092   $ 14,650,671
Shares issued in
  reinvestment of
  distributions              12,351           -0-       350,273             -0-
Shares redeemed            (629,320)    (320,413)   (24,761,376)    (8,848,709)
Net increase                706,745      194,141   $ 28,753,989   $  5,801,962



NOTE F: ILLIQUID SECURITY
                                                  DATE ACQUIRED        COST
                                                  -------------      --------
Interactive Light Holdings, Inc.
  8.00%, 2/07/99                                      1/27/94        $500,000


The security shown above is illiquid and has been valued at fair value in accordance with the procedures described in Note A. The value of this security at November 30, 1995 was $500,000, representing 0.1% of net assets.


*  The Fund changed its fiscal year end from December 31 to November 30.


13



FINANCIAL HIGHLIGHTS                                   ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    CLASS A
                                            ---------------------------------------------------------------------------------
                                                           JAN. 1,1994
                                            YEAR ENDED          TO                     YEAR ENDED DECEMBER 31,
                                              NOV. 30,        NOV. 30,    ---------------------------------------------------
                                                1995           1994*          1993         1992           1991         1990
                                            ------------  --------------  ----------  -------------  -----------  -----------
Net asset value, beginning of period          $31.98         $26.12         $28.20       $26.38         $19.44       $21.57

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.30)(a)       (.32)          (.29)        (.22)(a)       (.02)        (.03)
Net realized and unrealized gain (loss)
  on investments                               18.13           6.18           6.39         4.31          10.57         (.56)
Net increase (decrease) in net asset
  value from operations                        17.83           5.86           6.10         4.09          10.55         (.59)

LESS: DISTRIBUTIONS
Distributions from net realized gains          (3.17)            -0-         (8.18)       (2.27)         (3.61)       (1.54)
Net asset value, end of period                $46.64         $31.98         $26.12       $28.20         $26.38       $19.44

TOTAL RETURN
Total investment return based on net
  asset value (b)                              61.93%         22.43%         21.63%       15.50%         54.24%       (3.08)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)    $398,262       $202,929       $173,732     $173,566       $191,693     $131,843
Ratio of expenses to average net assets         1.75%          1.66%(c)       1.73%        1.61%          1.71%        1.77%
Ratio of net investment loss to average
  net assets                                    (.77)%        (1.22)%(c)     (1.32)%       (.90)%         (.20)%       (.18)%
Portfolio turnover rate                           55%            55%            64%          73%           134%         147%


See footnote summary on page 16.


14



                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                      CLASS B
                                      -----------------------------------------
                                                     JANUARY 1,      MAY 3,
                                      YEAR ENDED      1994 TO      1993(D) TO
                                        NOV. 30,      NOV. 30,      DEC. 31,
                                          1995          1994*         1993
                                      ------------  -------------  ------------
Net asset value, beginning of period    $31.61        $25.98        $27.44

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                       (.60)(a)      (.23)         (.12)
Net realized and unrealized gain
  on investments                         17.92          5.86          6.84
Net increase in net asset
value from operations                    17.32          5.63          6.72

LESS: DISTRIBUTIONS
Distributions from net realized gains    (3.17)           -0-        (8.18)
Net asset value, end of period          $45.76        $31.61        $25.98

TOTAL RETURN
Total investment return based on
  net asset value (b)                    60.95%        21.67%        24.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                     $277,111       $18,397        $1,645
Ratio of expenses to average net
  assets                                  2.48%         2.43%(c)      2.57%(c)
Ratio of net investment loss to
  average net assets                     (1.47)%       (1.95)%(c)    (2.30)%(c)
Portfolio turnover rate                     55%           55%           64%


See footnote summary on page 16.


15



FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                     CLASS C
                                      -----------------------------------------
                                                     JANUARY 1,      MAY 3,
                                      YEAR ENDED      1994 TO      1993(D) TO
                                        NOV. 30,      NOV. 30,      DEC. 31,
                                          1995          1994*         1993
                                      ------------  -------------  ------------
Net asset value, beginning of period    $31.61        $25.98        $27.44

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                       (.58)(a)      (.24)         (.13)
Net realized and unrealized gain
  on investments                         17.91          5.87          6.85
Net increase in net asset
value from operations                    17.33          5.63          6.72

LESS: DISTRIBUTIONS
Distributions from net realized gains    (3.17)           -0-        (8.18)
Net asset value, end of period          $45.77        $31.61        $25.98

TOTAL RETURN
Total investment return based on
  net asset value (b)                    60.98%        21.67%        24.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $43,161        $7,470        $1,096
Ratio of expenses to average net
  assets                                  2.48%         2.41%(c)      2.52%(c)
Ratio of net investment loss to
  average net assets                     (1.47)%       (1.94)%(c)    (2.25)%(c)
Portfolio turnover rate                     55%           55%           64%


*   The Fund changed its fiscal year end from December 31 to November 30.

(a) Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Annualized.

(d) Commencement of distribution.


16



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                   ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE TECHNOLOGY FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Technology Fund, Inc. (the 'Fund'), including the portfolio of investments, as of November 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Technology Fund, Inc. at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

New York, New York
January 11, 1996


17



                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
ROBERT C. ALEXANDER (1)
DAVID H. DIEVLER (1)
DR. CHARLES H. FERGUSON (1)
WILLIAM H. FOULK, JR. (1)
D. JAMES GUZY (1)
ELLIOT STEIN, JR. (1)
MARSHALL C. TURNER, JR. (1)

OFFICERS
PETER ANASTOS, SENIOR VICE PRESIDENT
GERALD T. MALONE, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
PATRICK J. FARRELL, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


18




ALLIANCE TECHNOLOGY FUND
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCECAPITAL
MUTUAL FUNDS WITHOUT THE MYSTERY.

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

TECAR